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                    [UNDISCOVERED MANAGERS, LLC LETTERHEAD]

                                 January 3, 2003

VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

         Re:   Undiscovered Managers Funds

Ladies and Gentlemen:

         Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the undersigned, being the President of Undiscovered Managers Funds (the "Trust"), hereby submits this filing in lieu of a filing under Rule 497(c) under the Act, and certifies that:

         1. the definitive form of Prospectus dated December 28, 2002 describing the Investor Class shares of the Trust does not differ from that contained in the Trust's most recent amendment to its registration statement on file with the Commission;

         2. the definitive form of Prospectus dated December 28, 2002 describing the Institutional Class shares of the Trust, including the supplement thereto dated December 28, 2002, does not differ from that contained in the Trust's most recent amendment to its registration statement on file with the Commission;

         3. the definitive form of Statement of Additional Information dated December 28, 2002 does not differ from that contained in the Trust's most recent amendment to its registration statement on file with the Commission; and

         4. the text of the Trust's most recent amendment to its registration statement was filed electronically with the Commission on December 26, 2002 pursuant to Rule 485(b) under the Act.

No fees are required in connection with this filing. Please contact the undersigned at (214) 999-7200 with any questions or comments regarding this matter.

                                                     Very truly yours,

                                                     /s/ Mark P. Hurley
                                                     ------------------
                                                     Mark P. Hurley

Cc:    John M. Loder, Esq.
       Gregory C. Davis, Esq.